Southern Connecticut Bancorp, Inc. 10-Q/A
Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this amendment no. 1 to the quarterly report on Form 10-Q of Southern Connecticut Bancorp, Inc. (the “Company”), I, Joseph J. Greco, acting as the principal executive officer of the Company and of the Company’s wholly-owned subsidiary, The Bank of Southern Connecticut, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Company’s amendment no. 1 to the quarterly report on Form 10-Q for the quarterly period ended June 30, 2012  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such amendment no. 1 to the quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of June 30, 2012.

Date: September 13, 2012

By:	/s/ JOSEPH J. GRECO
Joseph J. Greco
Chief Executive Officer